EXHIBIT 10.1
                              EMPLOYMENT AGREEMENT
                              --------------------

                  EMPLOYMENT AGREEMENT dated as of April 12, 2000, between Clive Kabatznik (the "Employee") and First South Africa Management Corp., a Delaware corporation (the "Company").

                  WHEREAS, the Company desires to employ the Employee, and the Employee desires to be employed by the Company, all upon the terms and provisions and subject to the conditions set forth in this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Employment and Term.
                  -----------------------

                  The Company hereby employs the Employee as the Chief Executive Officer, President, Chief Financial Officer of the Company and the Employee hereby accepts such employment, upon the terms and provisions and subject to the conditions set forth below for a term commencing on February 1, 2000 (the "Commencement Date") and terminating on January 31, 2005, unless sooner terminated as herein provided (the "Employment Term").

                  2. Employee's Duties.
                  ---------------------

                  (a) The Employee shall perform all duties and services incident to and not inconsistent with Employee's positions with the Company, including, but not limited to, those duties as are assigned to such offices in the Company's by-laws, and such other duties as may from time to time be assigned to him by the Board of Directors of the Company and/or the Board of Directors of Leisureplanet Holdings, Ltd., the owner of 100% of the capital stock of the Company ("LPHL"), subject in all cases to the authority and supervision of the Board of Directors of the Company and LPHL.

                  (b) The Employee agrees to abide by all policies promulgated from time to time by the Company. (c) The Employee shall devote substantially all of his business time, effort and attention to the business and affairs of the Company, and to the furtherance of the interests of the business of the Company. The Employee shall diligently and faithfully perform his duties and services hereunder to the best of his ability and with the highest of professional standards and integrity.

                  3. Compensation for Employee's Services.
                  ----------------------------------------

                  (a) For the full, prompt and faithful performance of the duties and services to be performed by the Employee pursuant to Sections 1 and 2 hereof, the Company agrees to pay, and the Employee agrees to accept, an annual base salary (the "Base Salary") of $300,000 for the period from February 1, 2000 through January 31, 2001, $315,000 for the period from February 1, 2001 through January 31, 2002, $330,750 for the period from February 1, 2002 through January 31, 2003, $347,287.50 for the period from February 1, 2003 through January 31,
2004, and $364,651.87 for the period from February 1, 2004 through January 31, 2005. All amounts paid hereunder shall be reduced by all necessary and required federal, state and local payroll deductions. The Base Salary shall be paid in accordance with the usual payroll practices of the Company.


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

                  (b) The Employee shall be entitled to four (4) weeks vacation in each calendar year. The Employee shall take such vacation at such time or times as shall be mutually agreed upon with the Company. (c) During the Employment Term, the Employee shall be entitled to such insurance, and health and medical benefits as are from time to time in effect pursuant to the policies of the Company and/or LPHL (or any subsidiaries of either of the foregoing); provided, however, that the Employee shall be required to comply with the conditions attendant to coverage and shall comply with and be entitled to benefits only in accordance with the terms and conditions of such coverage. The Company may withhold from any benefits payable to the Employee all federal, state, local or other taxes and amounts as shall be permitted or required pursuant to law, rule or regulation.

                  (d) During the Employment Term, the Employee shall be eligible to participate in the pension, compensation and bonus plans or programs that from time to time are made available to other employees of the Company and/or LPHL (or any subsidiaries of either of the foregoing), subject to any applicable waiting periods, all in accordance with the terms and provisions of such plans or programs.

                  (e) During the Employment Term, the Company shall pay all expenses incurred by Employee in connection with the lease or ownership of an automobile to be used primarily for Company business, and for all related expenses.

                  (f) During the Employment Term, the Employee shall be entitled to an annual bonus (the "Bonus") of five percent (5%) of net realized capital gains upon the sale, liquidation or distribution by LPHL of any Portfolio Company (as defined herein) (other than any realized

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

capital gains or losses through the ownership of First South African Holdings (Pty.) Ltd., First Lifestyle Holdings, Ltd. or any of their respective subsidiaries (the "Excluded Companies")). A Portfolio Company means any company which LPHL acquires through an initial investment of two percent (2%) or more of the outstanding stock (or stock equivalent).

                  4. Expenses.
                  ------------

                  The Employee shall be entitled to reimbursement for his ordinary and necessary reasonable business expenses actually incurred during the Employment Term in the performance of his duties under Section 2 of this Agreement, if and to the extent supported by such reasonable documentation as may be requested by the Company.

                  5. Termination of Employment Term.
                  ----------------------------------

                  (a) In the event of the death, or the permanent mental or physical disability (as determined in good faith by the Company on the basis of the factors set forth in Section 5(b)(iii) hereto), of the Employee during the term of his employment, the Employee's employment under Sections 1 and 2 hereof shall terminate and this Agreement shall terminate on the date of such death or termination resulting from such disability; provided, however, that the Employee, his estate or legal representative, as the case may be, shall be entitled to receive, and the Company shall pay, any unpaid Base Salary and Bonus and other benefits and reimbursable expenses accrued and owing to the Employee with respect to his employment prior to his death or termination resulting from disability.

                  (b) The Company shall have the right to terminate the Employee's employment under Sections 1 and 2 hereof and to terminate this Agreement, in the event: (i) the Employee fails to substantially perform or repeatedly neglects his duties assigned in accordance

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

with this Agreement in any continuing manner after notice from the Company of such failure or neglect; (ii) the Employee willfully fails or refuses to substantially follow or comply with the directions of the Board of Directors of the Company or LPHL or the policies or work rules of the Company; (iii) the Employee shall be unable (as determined in good faith by the Company) to substantially perform his duties under this Agreement for a period of forty-five
(45) consecutive days, or ninety (90) days in total in any six-month period, whether because of illness or mental or physical disability; (iv) the Employee through his intentional action or inaction has subjected the Company or LPHL or any of their respective subsidiaries to any criminal or civil liability under any applicable law; (v) the Employee is convicted for any misdemeanor involving moral turpitude or any felony; (vi) the Employee has misappropriated any asset or property of the Company or LPHL or any of their respective subsidiaries, including (without limitation) any theft or embezzlement or any diversion of any corporate opportunity; or (vii) the Employee has breached any of his covenants and agreements contained in this Agreement, including (without limitation) those contained in Section 7 hereof, provided, however, that the Company shall be entitled to terminate this Agreement under this Section 5(b) only if the Employee shall have failed to cure any of the above events within 30 days of the Employee's receipt of the Company's written notice stating its intent to terminate this Agreement and setting forth its reasons therefor. The Employee acknowledges and agrees that any of the foregoing reasons constitute adequate and sufficient cause for termination, and if the Company elects such termination, the Employee shall be entitled to receive only such Base Salary, Bonus, benefits and reimbursable expenses accrued and owing to the Employee at the date of such termination (which, however, shall be subject to offset by the Company with respect to all amounts then owing to the Company or

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

LPHL or any of their respective subsidiaries by the Employee, including amounts respecting misappropriated assets and properties).

                  (c) Any termination under this Section or termination of Employee's duties under Sections 1 and 2 of this Agreement, whether by the Employee (pursuant to Section 6 hereof) or by the Company, shall be communicated by a notice of termination to the other party hereto, which shall set forth the facts and circumstances respecting such termination; provided, however, that no notice of termination need be given in the event of the death of the Employee.

                  (d) The Employee acknowledges and agrees that any termination under this Section is not intended, and shall not be deemed or construed, in any way to affect any of the Employee's other covenants and obligations contained in this Agreement, including (without limitation) those contained in Section 7 hereof, which other covenants and agreements shall continue in full force and effect.

                  6.  Change  in  Control,   Termination   of   Employment   and
                  --------------------------------------------------------------
Compensation in Event of  Termination.
--------------------------------------

                  (a) After a direct or indirect Change in Control (as such term is hereinafter defined) of the Company has occurred, if either the Employee terminates his employment within six months after he has obtained actual knowledge of the direct or indirect Change in Control of the Company (or any successor thereto) or the Employee's employment with the Company is terminated by a party other than the Employee within one year after the direct or indirect Change in Control, the Employee (i) shall be entitled to his Base Salary, Bonus, benefits and reimbursable expenses, accrued through the date the Employee's employment with the Company is terminated (the "Termination Date") and, in addition thereto, and (ii) shall be entitled to be

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

paid in a lump-sum, on the Termination Date, an amount equal to five percent (5%) of net unrealized capital gains of LPHL on any Portfolio Company other than unrealized capital gains or losses on an Excluded Company, as determined by the independent certified accountants regularly employed by the Company, whose computation shall be conclusive and binding upon the Employee and the Company; provided, however, that any unrealized capital gains to which the Employee is entitled under this subsection 6(a)(ii) may, at the option of the Company, be paid in cash, stock of the Portfolio Company, or any combination of the foregoing.

                  (b) For purposes hereof, a Change in Control shall be deemed to have occurred if there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"): (i) when any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Act), except for an employee stock ownership trust (or any of the trustees thereof), after the date hereof, directly or indirectly, acquires securities of LPHL representing twenty percent (20%) or more of LPHL's then outstanding Common Stock, $.01 value per share;
(ii) if the stockholders of the Company or LPHL approve a plan of complete liquidation of the Company or LPHL, as the case may be; or (iii) if the stockholders of LPHL or the Company approve an agreement for the sale or disposition of all or substantially all of LPHL's or the Company's assets. Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred as a result of any event specified in clauses (i)-(iii) of this paragraph 6(b) if a majority of the Board of Directors of LPHL or the Company approve such transaction prior to its occurrence.

                  7. Restrictions Respecting Confidential Information.
                  ----------------------------------------------------

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

                  (a) The Employee has entered into the covenants and agreements contained in this Section (i) in recognition of the competitive and confidential nature of the assets, properties, information and business of the Company and LPHL, and (ii) in consideration of the compensation described in this Agreement.

                  (b) The Employee hereby covenants and agrees that, during the Employment Term and thereafter, the Employee will not directly or indirectly, under any circumstance without the prior written consent of an authorized officer of the Company: (i) disclose or reveal in any way other than for the benefit of LPHL and its affiliates, directly or indirectly, any Confidential Information (as hereinafter defined) to any other person, firm or company; (ii) use in any way, directly or indirectly, any Confidential Information for the benefit of any other person or entity other than the Company or its affiliates, or (iii) offer or agree to, or cause or assist in the initiation or continuation of, any disclosure of any Confidential Information for the benefit of the Employee or any third party. For the purposes of the foregoing, "Confidential Information" shall mean any and all information pertaining to LPHL, the Company or any of their respective subsidiaries or affiliates, or the business activities and affairs thereof or of any officer, director or employee thereof in such capacity, or any activities of, or any knowledge or information learned by the Employee, provided, however, that Confidential Information shall exclude any information that is or becomes publicly available (other than through any disclosure in violation of this Section by the Employee or any persons or entity acting on the Employee's behalf). Following the Termination Date, the Employee shall immediately return to LPHL or the Company, as the case may be, all documents and other tangible items containing any Confidential Information and all other corporate books and records of LPHL or the Company, as the case may be, now or hereafter in its possession, custody or control or provide a written accounting of the disposition of any such Confidential Information that he shall have received and that shall not be returned to the Company under this Section 7.

                  (c) Notwithstanding anything to the contrary in this Agreement, the terms and provisions of this Section and Sections 8 through 18 of this Agreement, together with any definitions used in such terms and provisions, shall survive the termination or expiration of the Employee's employment under Sections 1 and 2 hereof, irrespective of (i) the reason therefor, and (ii) whether such termination was permitted hereunder or under applicable law, and the Company will have the right to communicate with any future or prospective employer concerning Employee's continuing obligations under this Agreement.

                  8. Enforcement.
                  ---------------

                  The Company may proceed to exercise or enforce any right, power, privilege, remedy or interest that the Company may have under this Agreement or applicable law (at law, in equity, in rem or in any other forum available under applicable law); without notice except as otherwise expressly provided herein; without pursuing, exhausting or otherwise exercising or enforcing any other right, power, privilege, remedy or interest that the Company may have against or in respect of the Employee or any other person or thing; and without regard to any act or omission of the Company or any other person. The
Company may institute one or more proceedings (which may be separate proceedings) with respect to this Agreement in such order and at such times as the Company may in its sole discretion elect.

                  9. Equitable Relief.
                  --------------------

                  The Employee acknowledges and agrees that it will be impossible to measure in money the damage to the Company in the event of a breach of any of the terms and provisions of Section 7 of this Agreement, and that, in the event of any such breach, the Company will not have an adequate remedy at law, although the foregoing shall not constitute a waiver of any of the Company's rights, powers, privileges and remedies against or in respect of a breaching party or any other person or thing under this Agreement, or applicable law. It is therefore agreed that the Company, in addition to all other such rights, powers, privileges and remedies that they may have, shall be entitled to injunctive relief, or such other equitable relief as the Company may request to exercise or otherwise enforce. The Employee will not raise and hereby waives any objection or defense that there is an adequate remedy available at law.

                  10. Representations and Warranties of Employee.
                  -----------------------------------------------

                  (a) In order to induce the Company to enter into this Agreement, the Employee represents and warrants to the Company that: (i) the execution and delivery of this Agreement by the Employee and the performance of his obligations hereunder will not violate or be in conflict with any fiduciary or other duty, instrument, agreement, document, arrangement or other understanding to which the Employee is a party or by which he is or may be bound or subject; and (ii) the Employee is not a party to any instrument, agreement, document, arrangement or other understanding with any person (other than the Company) requiring or restricting the use or disclosure of any confidential information.

                  (b) The Employee hereby agrees to indemnify and hold harmless the Company, from and against any and all losses, costs, damages and expenses (including without limitation, their reasonable attorneys' fees) incurred or suffered by the Company resulting from any breach by the Employee of any of his representations or warranties set forth in Section 10(a) hereof.

                  11. Notice.
                  -----------

                  Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other party hereto, effective upon actual receipt) and shall be deemed conclusively to have been given: (i) on the first business day following the day timely deposited with Federal Express (or other equivalent express overnight courier) or United States Express Mail, with the cost of delivery prepaid or for the account of the sender; (ii) on the fifth business day following the day duly sent by certified or registered mail, postage prepaid and return receipt requested; or (iii) when otherwise actually received by the addressee on a business day (or on the next business day if received after the close of normal business hours or on any non-business day).

                  If to the Employee:

                           c/o First South Africa Management Corp.
                           6100 Glades Road
                           Suite 305
                           Boca Raton, Florida 33434
                           Facsimile No.:  (561) 479-0757

                  If to the Company:

                           First South Africa Management Corp.
                           6100 Glades Road
                           Suite 305
                           Boca Raton, Florida 33434
                           Facsimile No.:  (561) 479-0757

                  with a copy to:

                           Henry I. Rothman, Esq.
                           Parker Chapin LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York  10174
                           Facsimile No.:  (212) 704-6288


If a certificate, signed notice or other signed item is expressly required by another provision of this Agreement, a manually signed original must be delivered by the party giving it; any other notice, request, demand or other communication also may be sent by telecopy, with the cost of transmission prepaid or for the account of the sender, and shall (except as otherwise specified in this Agreement) be deemed conclusively to have been given on the first business day following the day duly sent.

                  12. Section and Other Headings.
                  -------------------------------

                  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  13. Governing Law.
                  ------------------

                  This   Agreement   shall  be  governed  by  and  construed  in
accordance with the applicable laws of the State of Delaware without reference to the conflict of law principles thereof.

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

                  14. Severability.
                  -----------------

                  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability, to the maximum extent permissible by law, (a) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (b) by or before any other authority of any of the terms and provisions of this Agreement. If any provision of Section 7 hereof is held to be unenforceable because of the scope or duration of any such provision, the parties agree that any court making such determination shall have the power to reduce the scope or duration of such provision, and said provision shall be enforceable in such reduced form.

                  15. Counterparts.
                  -----------------

                  This Agreement may be executed in a number of counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon each of the parties hereto.

                  16. Successors and Assigns; Assignment.
                  ---------------------------------------

                  Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of the Employee in this Agreement shall inure to the

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

benefit of the successors and assigns of the Company, as the case may be; provided, however, that nothing herein shall be deemed to authorize or permit the Employee to assign any of his rights or obligations under this Agreement to any other person (whether or not a family member of the Employee), and the Employee covenants and agrees that he shall not make any such assignment.

                  17. Modification, Amendment, Etc.
                  ---------------------------------

                  Each and every modification and amendment of this Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement shall be in writing and signed by each affected party hereto.

                  18. Entire Agreement.
                  ---------------------

                  This Agreement contains the entire agreement of the parties and supersedes all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein. This Agreement supersedes and terminates that certain Employment Agreement dated January 29, 1996 between the Employee and the Company.


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


                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                            /s/ Clive Kabatznik
                                            --------------------------------
                                            Clive Kabatznik

                                            First South Africa Management Corp.


                                            By: /s/ Michael Levy
                                               --------------------------------
                                                 Name: Michael Levy
                                                 Title: Chairman


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




Payment to the Employee under
 Section 6 of this  Agreement
is hereby  guaranteed by the
 undersigned:

Leisureplanet Holdings, Ltd.


By: /s/ Michael Levy
   -----------------------------
   Name: Michael Levy
   Title: Chairman



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